Exhibit 99.1

Excerpts from the Preliminary Offering Memorandum, dated November 27, 2017

Risks Related to Wildfires

Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows could be materially adversely affected by potential losses resulting from the impact of the Northern California wildfires. The Company also expects to be the subject of additional lawsuits and could be the subject of additional investigations, citations, fines or enforcement actions.

Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows could be materially adversely affected by potential losses resulting from the impact of the Northern California wildfires.

The Company currently estimates that it will incur costs in the range of $170 million to $200 million for service restoration and repairs to the Company’s facilities (including an estimated $70 million to $80 million in capital expenditures) in connection with these fires. While the Company believes that such costs are recoverable through CEMA, its CEMA requests are subject to CPUC approval. The Company’s financial condition, results of operations, liquidity, and cash flows could be materially adversely affected if the Company were unable to recover such costs.

If the Company’s facilities, such as its electric distribution and transmission lines, are determined to be the cause of one or more fires, and the theory of inverse condemnation applies, the Company could be liable for property damage, interest, and attorneys’ fees without having been found negligent, which liability, in the aggregate, could be substantial and have a material adverse effect on Corp and the Company. Courts have imposed liability under the theory of inverse condemnation in legal actions brought by property holders against utilities on the grounds that losses borne by the person whose property was damaged through a public use undertaking should be spread across the community that benefitted from such undertaking and based on the assumption that utilities have the ability to recover these costs from their customers. Further, courts could determine that the theory of inverse condemnation applies even in the absence of an open CPUC proceeding for cost recovery, or before a potential cost recovery decision is issued by the CPUC. There is no guarantee that the CPUC would authorize cost recovery even if a court decision would have determined that the theory of inverse condemnation applies. In addition to such claims for property damage, interest and attorneys’ fees, the Company could be liable for fire suppression costs, evacuation costs, medical expenses, personal injury damages, and other damages under other theories of liability, including if the Company were found to have been negligent, which liability, in the aggregate, could be substantial and have a material adverse effect on Corp and the Company. Further, the Company could be subject to material fines or penalties if the CPUC or any other law enforcement agency brought an enforcement action and determined that the Company failed to comply with applicable laws and regulations.

Corp and the Company currently are unable to reasonably estimate the amount of losses (or range of amounts) that they could incur given the preliminary stages of the investigations and the uncertainty as to the causes of the fires and the extent and magnitude of potential damages. On October 31, 2017, the California Department of Insurance issued a press release announcing an update on property losses stating that “[f]ifteen major insurers reported updated claims loss data to Insurance Commissioner Dave Jones revealing the new total of insured losses from the state’s October wildfires now tops $3 billion—a three-fold increase in just two weeks—and [is] expected to climb still higher according to department officials.” (Previously, on October 19, 2017, the California Department of Insurance announced preliminary data provided by eight California insurers, reflecting $1.045 billion in property losses.) This estimate was based on a report of damage to 10,016 homes, destruction of 4,712 homes, damage or destruction to more than 728 businesses, and damage or destruction to 3,600 vehicles statewide. While the estimate of losses and supporting data relate to wildfires that occurred in October throughout California, Corp and the Company believe that most of this estimate of property losses relates to the Northern California wildfires. If the Company’s facilities are determined to be the cause of one or more of the Northern California wildfires, Corp and the Company could be liable for the related property losses and other damages. The Insurance Commissioner’s October 31, 2017 estimate reflects insured property losses only and is expected to increase. The estimate does not account for uninsured losses, interest, attorneys’ fees, fire suppression costs, evacuation costs, medical expenses, personal injury and wrongful death damages or other costs. If the Company were to be found liable for certain or all of such other costs and expenses, the amount of Corp’s and the Company’s liability could be substantially higher than $3 billion, depending on the extent of the damage in connection with such fire or fires. As a result, Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows could be materially adversely affected.

As of the date of this offering memorandum, the Company is aware of 32 lawsuits, one of which seeks to be designated as a class action, that have been filed against Corp and the Company in Sonoma, Napa and San Francisco Counties’ Superior Courts. The lawsuits allege, among other things, negligence, inverse condemnation, trespass, and private nuisance. They principally assert that Corp’s and the Company’s alleged failure to maintain and repair their distribution and transmission lines and failure to properly maintain the vegetation surrounding such lines were the causes of the fires. The plaintiffs seek damages that include personal injury, property damage, evacuation costs, medical expenses, punitive damages, attorneys’ fees, and other damages. In addition, two derivative lawsuits for breach of fiduciary duties and unjust enrichment were filed in the San Francisco County Superior Court on November 16, 2017 and November 20, 2017, respectively. The first lawsuit is filed against the members of the Board of Directors and certain officers of Corp. Corp is identified as a nominal defendant in that action. The second lawsuit is filed against the members of the Board of Directors, certain former members of the Board of Directors, and certain officers of both Corp and the Company. Corp and the Company are identified as nominal defendants in that action. Corp and the Company expect to be the subject of additional lawsuits in connection with the Northern California wildfires.

The wildfire litigation could take a number of years to be resolved because of the complexity of the matters, including the ongoing investigation into the causes of the fires and the growing number of parties and claims involved. The Company has approximately $800 million in liability insurance for potential losses that may result from the Northern California wildfires. If the Company were to be found liable for one or more fires, the Company’s insurance could be insufficient to cover that liability, depending on the extent of the damage in connection with such fire or fires. In addition, it could take a number of years before the Company’s final liability is known and the Company could apply for cost recovery. The Company may be unable to recover costs in excess of insurance through regulatory mechanisms and, even if such recovery is possible, it could take a number of years to resolve and a number of years thereafter to collect. Corp and the Company have considered certain actions that might be taken to attempt to address liquidity needs of the business in such circumstances, but the inability to recover costs in excess of insurance through increases in rates and by collecting such rates in a timely manner, or any negative assessment by the Company of the likelihood or timeliness of such recovery and collection, could have a material adverse effect on Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows. Losses in connection with the wildfires would likely require Corp and the Company to seek financing, which may not be available when required. (See “Risk Factors—Risks Related to Liquidity and Capital Requirements” in this Offering Memorandum).

As of the date of this offering memorandum neither Corp nor the Company has accrued a liability in respect of the Northern California wildfires. If the Company were to determine that it is both probable that a loss has occurred and the amount of loss can be reasonably estimated, a liability would be recorded consistent with applicable accounting principles and as described in Note 13 to the consolidated financial statements in Corp and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. To the extent not offset by insurance recoveries determined to be similarly probable and estimable, the liability would reduce the balance sheet equity of Corp and the Company, which could adversely impact the Company’s ability to maintain its CPUC-authorized capital structure of 52% equity and 48% debt and preferred stock, and which could also adversely impact Corp’s and the Company’s credit ratings and their ability to declare and pay dividends, efficiently raise capital, comply with financial covenants, and meet financial obligations. (See “Risk Factors—Risks Related to Liquidity and Capital Requirements—PG&E Corporation’s and the Utility’s financial results will be affected by their ability to continue accessing the capital markets and by the terms of debt and equity financings” in Corp and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016).

Uncertainties relating to and market perception of these matters and the disclosure of findings regarding these matters over time, also could lead to volatility in the market for Corp’s common stock and other securities, and for the securities of the Company, and materially affect the price of such securities.

For additional information about risks that Corp and the Company face with respect to wildfires, see “Risk Factors—Risks Related to Operations and Information Technology—The Utility’s electricity and natural gas operations are inherently hazardous and involve significant risks which, if they materialize, can adversely affect PG&E Corporation’s and the Utility’s financial results. The Utility’s insurance may not be sufficient to cover losses caused by an operating failure or catastrophic event, or may not become available at a reasonable cost, or available at all” in Corp and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows could be materially affected by the ultimate amount of third-party liability that the Company incurs in connection with the Butte fire.

In September 2015, a wildfire (known as the “Butte fire”) ignited and spread in Amador and Calaveras Counties in Northern California. On April 28, 2016, Cal Fire released its report of the investigation of the origin and cause of the wildfire. Cal Fire’s report concluded that the wildfire was caused when a gray pine tree contacted the Company’s electric line which ignited portions of the tree, and determined that the failure by the Company and/or its vegetation management contractors, ACRT Inc. and Trees, Inc., to identify certain potential hazards during its vegetation management program ultimately led to the failure of the tree.

As of the date of this offering memorandum, 77 known complaints have been filed against the Company and its two vegetation management contractors in the Superior Court of California in the Counties of Calaveras, San Francisco, Sacramento, and Amador. The complaints involve approximately 3,772 individual plaintiffs representing approximately 2,045 households and their insurance companies. These complaints are part of or are in the process of being added to two master complaints. Plaintiffs seek to recover damages and other costs, principally based on inverse condemnation and negligence theories of liability. Plaintiffs also seek punitive damages. The number of individual complaints and plaintiffs may increase in the future. The Company continues mediating and settling cases.

In addition, on April 13, 2017, Cal Fire filed a complaint with the Superior Court of the State of California, County of Calaveras, seeking to recover $87 million for its costs incurred in connection with the Butte fire on the theory that the Company and its vegetation management contractors were negligent, among other claims. Also, in May 2017, the OES indicated that it intends to bring a claim against the Company that it estimates in the approximate amount of $190 million. This claim would include costs incurred by the OES for tree and debris removal, infrastructure damage, erosion control, and other claims related to the Butte fire. Also, in June 2017, the County of Calaveras indicated that it intends to bring a claim against the Company that it estimates in the approximate amount of $85 million. This claim would include costs that the County of Calaveras incurred or expects to incur for infrastructure damage, erosion control, and other costs related to the Butte fire.

As disclosed in Corp and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, the Company determined as of September 30, 2017 that it is probable that it will incur a loss of at least

$1.1 billion, increased from the $750 million previously estimated as of December 31, 2016, in connection with the Butte fire. In addition, while this amount includes the Company’s early assumptions about fire suppression costs (including its assessment of the Cal Fire loss), it does not include any significant portion of the estimated claims from the OES and the County of Calaveras. The Company still does not have sufficient information to reasonably estimate any liability it may have for these additional claims.

The process for estimating costs associated with claims relating to the Butte fire requires management to exercise significant judgment based on a number of assumptions and subjective factors. As more information becomes known, including additional discovery from the plaintiffs and results from the ongoing mediation and settlement process, management’s estimates and assumptions regarding the financial impact of the Butte fire may change. A change in management’s estimates or assumptions could result in an adjustment that could have a material impact on Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows.

Through September 30, 2017, the amounts accrued in connection with claims relating to the Butte fire have exceeded the Company’s liability insurance coverage. While the Company filed an application with the CPUC requesting approval to establish a WEMA to track wildfire expenses and to preserve the opportunity for the Company to request recovery of wildfire costs that have not otherwise been recovered through insurance or other mechanisms, the Company cannot predict the outcome of this proceeding. If the Company is unable to recover all or a significant portion of such excess costs, Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows could be materially affected.

Risks Related to Liquidity and Capital Requirements

The outcome or market perception of the investigations and litigation in connection with the Northern California wildfires, and the outcome or market perception of other litigation and enforcement matters, could reduce or eliminate Corp’s and the Company’s access to the capital markets and other sources of financing, which could have a material adverse effect on Corp and the Company.

Corp’s and the Company’s liquidity is dependent on many factors, including access to the capital markets and access to availability under their revolving credit facilities and commercial paper program. Corp’s and the Company’s ability to access the capital markets, to borrow under their loan financing arrangements, including their revolving credit facilities, and the terms and rates of future financings, as well as the credit ratings of Corp and the Company and their respective debt facilities, could be materially adversely affected by the outcome or market perception of the matters discussed in this offering memorandum under “The Northern California Wildfires” and in Note 9 and Note 10 to the condensed consolidated financial statements in the Company’s

Quarterly Report on Form 10-Q for the period ended September 30, 2017. Liabilities that could be incurred as a result of the recent Northern California wildfires could adversely affect their ability to comply with the covenants in their financing arrangements, which could adversely affect the ability to borrow under the applicable facility or program.

Access by Corp to the equity capital markets is also critical to maintaining the Company’s CPUC-authorized capital structure. Corp contributes equity to the Company as needed to maintain the Company’s CPUC-authorized capital structure. For the nine months ended September 30, 2017, Corp issued $361 million of common stock and made equity contributions of $405 million to the Company. Corp forecasts that it will need to continue to issue a material amount of equity in future years, including to support the Company’s capital expenditures. Corp may also seek to issue additional equity to fund unrecoverable operating expenses and to pay claims, losses, fines and penalties that may be required by the outcome of enforcement matters and litigation, including in connection with the Northern California wildfires, and the outcome of the related CPUC and Cal Fire investigations.

If Corp or the Company is unable to access the capital markets or to borrow under their respective loan financing arrangements or commercial paper program, Corp and the Company’s financial condition, results of operations, liquidity, and cash flows, could be materially adversely affected.

Corp’s and the Company’s ability to meet their debt service and other financial obligations and their ability to pay dividends depend on the Company’s earnings and cash flows. In addition, if either of the Boards of Directors were to choose to not declare dividends in the future, the ability of Corp and the Company to raise equity capital could be adversely affected.

Corp is a holding company with no revenue generating operations of its own. The Company must use its resources to satisfy its own obligations, including the Company’s obligation to serve customers, to pay principal and interest on outstanding debt, to pay preferred stock dividends and meet its obligations to employees and creditors, before it can distribute cash to Corp. Under the CPUC’s rules applicable to utility holding companies, the Company’s dividend policy must be established by the Company’s Board of Directors as though the Company were a stand-alone utility company and Corp’s Board of Directors give “first priority” to the Company’s capital requirements, as determined to be necessary and prudent to meet the Company’s obligation to serve or to operate the Company in a prudent and efficient manner. The CPUC has interpreted this “first priority” obligation to include the requirement that Corp “infuse the Company with all types of capital necessary for the Company to fulfill its obligation to serve”. In addition, before the Company can pay common stock dividends to Corp, the Company must maintain its authorized capital structure with an average 52% equity component.

If the Company were required to pay a material amount of fines or incur material unrecoverable costs in connection with the terms of the probation or monitorship, the pending CPUC investigations, the Butte fire, the Northern California wildfires, or other liabilities or enforcement matters, it would require incremental equity contributions from Corp to restore its capital structure. Corp common stock issuances used to fund such equity contributions could materially dilute earnings per share. (See “Liquidity and Financial Resources” in Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016). Further, if Corp were required to infuse the Company with significant capital or if the Company was unable to distribute cash to Corp, or both, Corp may be unable to pay principal and interest on its outstanding debt, pay its common stock dividend or meet other obligations.

In May 2017, the Board of Directors of Corp approved a new annual common stock cash dividend of $2.12 per share ($0.53 per share quarterly), which is equal to an estimated annual cash dividend of $1.08 billion in the aggregate, based on approximately 510.6 million shares outstanding on the record date for the 2017 annual meeting, and the Board of Directors of the Company approved a new annual common stock cash dividend of $1.08 billion ($270 million quarterly). Each of the Boards of Directors of Corp and the Company retains authority to change its annual dividend at any time, especially if unexpected events occur that would change such

Board’s views as to the prudent level of cash conservation. No dividends are payable until after the respective Board of Directors declares a dividend. If the Board of Directors of Corp were to reduce, suspend or eliminate dividends, such reduction, suspension or elimination of dividend could lead to volatility in the market for Corp’s common stock and other securities, and for the securities of the Company, materially affect the price of such securities, and could adversely affect the ability of Corp to raise additional equity capital.

Risks Related to an Investment in the Senior Notes and this Offering

If the Company were to be found liable for one of more of the Northern California wildfires, Corp and the Company would likely require additional financing, which may include secured indebtedness to which the senior notes offered hereby would be effectively subordinated.

If the Company were to be found liable for one or more of the Northern California wildfires, Corp and the Company would likely require additional financing, which may be substantial, to satisfy obligations as they become due, including claims for property damages, interest and attorneys’ fees, fire suppression costs, personal injury damages, and other damages. Any such financing could take a number of forms, including indebtedness incurred by the Company secured by liens on the Company’s assets, in which case the senior notes offered hereby would be effectively subordinated to such indebtedness to the extent of the value of such collateral. Such new financing could also require amortization, mandatory redemption or have near-term maturities, such that substantial cash outflows could occur prior to the maturity of the senior notes offered hereby. In addition, the incurrence of additional indebtedness could make it more difficult to satisfy existing financial obligations, including those relating to the senior notes offered hereby.

THE NORTHERN CALIFORNIA WILDFIRES

Beginning on October 8, 2017, multiple wildfires spread through Northern California, including Napa, Sonoma, Butte, Humboldt, Mendocino, Del Norte, Lake, Nevada, and Yuba Counties, as well as in the area surrounding Yuba City. According to the California Department of Forestry and Fire Protection (“Cal Fire”) California Statewide Fire Summary dated October 30, 2017, at the peak of the wildfires, there were 21 major wildfires in California that, in total, burned over 245,000 acres, resulted in 43 fatalities, and destroyed an estimated 8,900 structures.

The causes of these fires are being investigated by Cal Fire and the CPUC, including the possible role of the Company’s power lines and other facilities. The Company expects that Cal Fire will issue a report or reports stating its conclusions as to the sources of ignition of the fires and the ways that they progressed. The CPUC’s SED is conducting investigations to assess the compliance of electric and communication companies’ facilities with applicable rules and regulations in fire impacted areas. According to information made available by the CPUC, investigation topics include, but are not limited to, maintenance of facilities, vegetation management, and emergency preparedness and response. It is uncertain when the investigations will be complete and whether Cal Fire will release any preliminary findings before its investigation is complete.

As of the date of this offering memorandum, the Company had submitted 21 electric incident reports to the CPUC involving the Company’s facilities in and around the areas impacted by the Northern California wildfires. Electric utilities must report to the CPUC incidents that are attributable or allegedly attributable to utility-owned facilities and (1) result in fatality or personal injury rising to the level of in-patient hospitalization; (2) are the subject of significant public attention or media coverage; or (3) involve damage to property of the Company or others estimated to exceed $50,000. The information contained in these reports is factual and does not include a determination of the causes of the fires. The investigations into the causes of the fires are ongoing.

The Company currently estimates that it will incur costs in the range of $170 million to $200 million for service restoration and repairs to the Company’s facilities (including an estimated $70 million to $80 million in capital expenditures) in connection with these fires. While the Company believes that such costs are recoverable through Catastrophic Event Memorandum Account (“CEMA”), its CEMA requests are subject to CPUC approval. The Company’s financial condition, results of operations, liquidity, and cash flows could be materially adversely affected if the Company were unable to recover such costs.

If the Company’s facilities, such as its electric distribution and transmission lines, are determined to be the cause of one or more fires, and the theory of inverse condemnation applies, the Company could be liable for property damage, interest, and attorneys’ fees without having been found negligent, which liability, in the aggregate, could be substantial and have a material adverse effect on Corp and the Company. Courts have imposed liability under the theory of inverse condemnation in legal actions brought by property holders against utilities on the grounds that losses borne by the person whose property was damaged through a public use undertaking should be spread across the community that benefitted from such undertaking and based on the assumption that utilities have the ability to recover these costs from their customers. Further, courts could determine that the theory of inverse condemnation applies even in the absence of an open CPUC proceeding for cost recovery, or before a potential cost recovery decision is issued by the CPUC. There is no guarantee that the CPUC would authorize cost recovery even if a court decision would have determined that the theory of inverse condemnation applies. In addition to such claims for property damage, interest and attorneys’ fees, the Company could be liable for fire suppression costs, evacuation costs, medical expenses, personal injury damages, and other damages under other theories of liability, including if the Company were found to have been negligent, which liability, in the aggregate, could be substantial and have a material adverse effect on Corp and the Company. Further, the Company could be subject to material fines or penalties if the CPUC or any other law enforcement agency brought an enforcement action and determined that the Company failed to comply with applicable laws and regulations.

Corp and the Company currently are unable to reasonably estimate the amount of losses (or range of amounts) that they could incur given the preliminary stages of the investigations and the uncertainty as to the causes of the fires and the extent and magnitude of potential damages. On October 31, 2017, the California Department of Insurance issued a press release announcing an update on property losses stating that “[f]ifteen major insurers reported updated claims loss data to Insurance Commissioner Dave Jones revealing the new total of insured losses from the state’s October wildfires now tops $3 billion—a three-fold increase in just two weeks—and [is] expected to climb still higher according to department officials.” (Previously, on October 19, 2017, the California Department of Insurance announced preliminary data provided by eight California insurers, reflecting $1.045 billion in property losses.) This estimate was based on a report of damage to 10,016 homes, destruction of 4,712 homes, damage or destruction to more than 728 businesses, and damage or destruction to 3,600 vehicles statewide. While the estimate of losses and supporting data relate to wildfires that occurred in October throughout California, Corp and the Company believe that most of this estimate of property losses relates to the Northern California wildfires. If the Company’s facilities are determined to be the cause of one or more of the Northern California wildfires, Corp and the Company could be liable for the related property losses and other damages. The Insurance Commissioner’s October 31, 2017 estimate reflects insured property losses only and is expected to increase. The estimate does not account for uninsured losses, interest, attorneys’ fees, fire suppression costs, evacuation costs, medical expenses, personal injury and wrongful death damages or other costs. If the Company were to be found liable for certain or all of such other costs and expenses, the amount of Corp’s and the Company’s liability could be substantially higher than $3 billion, depending on the extent of the damage in connection with such fire or fires. As a result, Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows could be materially adversely affected.

As of the date of this offering memorandum, the Company is aware of 32 lawsuits, one of which seeks to be designated as a class action, that have been filed against Corp and the Company in Sonoma, Napa and San Francisco Counties’ Superior Courts. The lawsuits allege, among other things, negligence, inverse condemnation, trespass, and private nuisance. They principally assert that Corp’s and the Company’s alleged failure to maintain and repair their distribution and transmission lines and failure to properly maintain the vegetation surrounding such lines were the causes of the fires. The plaintiffs seek damages that include personal injury, property damage, evacuation costs, medical expenses, punitive damages, attorneys’ fees, and other damages. In addition, two derivative lawsuits for breach of fiduciary duties and unjust enrichment were filed in the San Francisco County Superior Court on November 16, 2017 and November 20, 2017, respectively. The first lawsuit is filed against the members of the Board of Directors and certain officers of Corp. Corp is identified as a nominal defendant in that action. The second lawsuit is filed against the members of the Board of Directors, certain former members of the Board of Directors, and certain officers of both Corp and the Company. Corp and the Company are identified as nominal defendants in that action. Corp and the Company expect to be the subject of additional lawsuits in connection with the Northern California wildfires.

The wildfire litigation could take a number of years to be resolved because of the complexity of the matters, including the ongoing investigation into the causes of the fires and the growing number of parties and claims involved. The Company has approximately $800 million in liability insurance for potential losses that may result from the Northern California wildfires. If the Company were to be found liable for one or more fires, the Company’s insurance could be insufficient to cover that liability, depending on the extent of the damage in connection with such fire or fires. In addition, it could take a number of years before the Company’s final liability is known and the Company could apply for cost recovery. The Company may be unable to recover costs in excess of insurance through regulatory mechanisms and, even if such recovery is possible, it could take a number of years to resolve and a number of years thereafter to collect. Corp and the Company have considered certain actions that might be taken to attempt to address liquidity needs of the business in such circumstances, but the inability to recover costs in excess of insurance through increases in rates and by collecting such rates in a timely manner, or any negative assessment by the Company of the likelihood or timeliness of such recovery and collection, could have a material adverse effect on Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows.

Following the Northern California wildfires, Corp reinstated its liability insurance in the amount of approximately $630 million for any potential future event.

For additional information about risks that Corp and the Company face with respect to the Northern California wildfires, see “Risk Factors—Risks Related to the Wildfires—Corp’s and the Company’s financial condition, results of operations, liquidity, and cash flows could be materially adversely affected by potential losses resulting from the impact of the Northern California wildfires. The Company also expects to be the subject of additional lawsuits and could be the subject of additional investigations, citations, fines or enforcement actions” and other related risks in the Risk Factors section of this Offering Memorandum.